UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 8, 2005
Federal National Mortgage Association
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-50231	52-0883107

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3900 Wisconsin Avenue, NW, Washington,
District of Columbia	20016

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	202-752-7000
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Not Applicable

Former name or former address, if changed since last report
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On November 10, 2005, Fannie Mae (formally, the Federal National Mortgage Association) filed a Form 12b-25 with the Securities and Exchange Commission to report that it will not timely file its Quarterly Report on Form 10-Q for the quarter ended September 30, 2005.
The narrative portions of the Form 12b-25, copies of which are filed as exhibit 99.1 to this report, are incorporated herein by reference.
The information in this item, including exhibit 99.1 filed herewith, shall be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934.
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
On November 8, 2005, Frederic V. Malek notified the company of his retirement from the Board of Directors of Fannie Mae, effective December 31, 2005.
Item 7.01 Regulation FD Disclosure.
On November 3, 2005, Fannie Mae announced the appointment of Mark Winer as Deputy and Acting Head of the company’s Chief Risk Officer organization. The announcement, a copy of which is furnished as exhibit 99.2 to this report, is incorporated herein by reference.
On November 10, 2005, Fannie Mae announced the appointment of Robert T. Blakely, III as Chief Financial Officer; Robert J. Levin as Chief Business Officer; Michael J. Williams as Chief Operating Officer; Carolyn Groobey as Senior Vice President, Strategy; and David S. Worley, III as Senior Vice President, Housing and Community Development Credit Risk. Fannie Mae also announced that Bridget A. Macaskill has been elected to join Fannie Mae’s Board of Directors as of December 1, 2005. The announcement, a copy of which is furnished as exhibit 99.3 to this report, is incorporated herein by reference. Additional information regarding certain of these appointments will be provided in a subsequent Form 8-K filing.
The information in this item, including exhibits 99.2 and 99.3 submitted herewith, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any disclosure document of Fannie Mae, except as shall be expressly set forth by specific reference in such document.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits. The exhibit index filed herewith is incorporated herein by reference.
Exhibit 99.1 to this report shall be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934.
Exhibits 99.2 and 99.3 to this report shall be not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal National Mortgage Association

November 10, 2005	By:	/s/ Robert Levin

Name: Robert Levin
Title: Executive Vice President, Chief Business
Officer and Interim Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Narrative portions of Form 12b-25 filed by Fannie Mae on November 10, 2005
99.2	November 3, 2005 news release regarding appointment of deputy and acting head of the chief risk officer organization
99.3	November 10, 2005 news release regarding appointment of chief financial officer, chief business officer, chief operating officer and senior vice presidents and election of new director